                             DATED 8TH OCTOBER 2001

                     POSTWICK PROPERTY HOLDINGS LIMITED (1)

                                      -and-

                              SWIFTNET LIMITED (2)

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                                      LEASE

                                       Of

             Part 5th Floor Britannia House 960 High Road London N12
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                          SYLVESTER AMIEL LEWIN & HORNE
                                   Solicitors
                              Pearl Assurance House
                                319 Ballards Lane
                                 London N12 8LY

Ref:  postwick/3220/leaseextn

THIS LEASE is made the 8th day of October 2001

BETWEEN

(1)      POSTWICK PROPERTY HOLDINGS LIMITED care of Pearl Assurance House 319
         Ballards Lane London N12 8LY ("the Landlord") and

(2)      SWIFTNET LIMITED of 5th Floor Britannia House 960 High Road London N12
         ("the Tenant")

NOW THIS DEED WITNESSES as follows:

1.       Definitions and interpretation

In this lease:

1.1      "the Lease" means a lease dated 12th December 1991 and made between
         (1) Elmtree Investments Limited and (2) the Tenant

1.2      "the Premises" means the premises described in and demised by the Lease being Part 5th Floor Britannia House 960 High Road London N12

1.3      "the Term" means the term of years created by the Lease

1.4      "the New Term" means a term of One year from 20th December 2001

1.5      "the Rent" means the rent reserved by the Lease

1.6      "the New Rent" means the rent of TWENTY FOUR THOUSAND POUNDS
         (£24,000.00) per annum

1.7      "the Landlord" where the context so admits includes the person for the time being entitled to the reversion immediately expectant on the determination of the Term

1.8      "the Tenant" where the context so admits includes the Tenant's successors in title

1.9      words importing one gender shall be construed as importing any other gender

1.10     words importing the singular shall be construed as importing the plural and vice versa

1.11     where any party comprises more than one person the obligations and liabilities of that party under this lease shall be joint and several obligations and liabilities of those persons

1.12     save where otherwise stated references to numbered clauses and schedules references to the clauses and schedules in this lease which are so numbered

1.13     the clause headings do not form part of this lease and shall not be taken into account in its construction or interpretation

2.       Recitals

2.1      The Premises remain vested in the Tenant for all the unexpired residue of the Term subject to the Rent and to the Tenant's covenants and the conditions contained in the Lease

2.2      The reversion immediately expectant on the Term is now vested in the
         Landlord in fee simple

2.3      The Tenant has requested the Landlord to grant a Lease of the Premises to him for the New Term at the New Rent and on the terms expressed in this Lease

3.       Demise

         The Landlord demises to the Tenant the Premises with the same exceptions and reservations as are expressed in the Lease TO HOLD to the Tenant for the New Term SUBJECT as mentioned in the Lease and
         SUBJECT to and with the benefit of the tenant's and landlord's covenants respectively contained in the Lease and the provisos declarations and conditions contained in the Lease YIELDING AND PAYING to the Landlord the new Rent on the days and in the manner mentioned in the Lease in respect of the Rent the first payment to be made today

4.       Covenant to pay New Rent

         The Tenant covenants with the Landlord to pay the New Rent on the days and in the manner mentioned in the Lease in respect of the Rent

5.       Covenants

         The Landlord and the Tenant mutually covenant that they will respectively perform and observe the several covenants provisos and stipulations contained in the lease (except the covenant to pay the
         Rent) as if they were repeated in full in this lease with such modifications only as are necessary to make them applicable to this demise and if the names of the parties to this lease were respectively substituted for those of the landlord and tenant in the Lease

6.       Proviso

         It is agreed that if the Term is determined under the proviso for re-entry contained in the Lease this lease shall become absolutely void

7.       Landlord And Tenant Act Exclusion

         Having been authorised to do so by an Order of the Lambeth County Court made on the 23rd day of August 2001 under the provisions of
         Section 38(4) of the Landlord and Tenant Act 1954 (as amended) the parties hereto agree that the provisions of Sections 24 to 28
         (inclusive) of that Act shall be excluded in relation to this Lease

IN WITNESS whereof the parties hereto have executed these presents the day and year first before written

SIGNED as a DEED by       )       Director   .........................
POSTWICK PROPERTY         )
HOLDINGS LIMITED acting by)
a Director and Secretary  )       Secretary  .........................